UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    --------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                DECEMBER 9, 2005
                                 Date of Report
                        (Date of earliest event reported)


                                SYNTHETECH, INC.
             (Exact name of registrant as specified in its charter)

          OREGON                     000-12992                    84-0845771
(State or other jurisdiction   (Commission File No.)            (IRS Employer
     of incorporation)                                       Identification No.)

           1290 INDUSTRIAL WAY, P.O. BOX 646, ALBANY OREGON        97321
               (Address of principal executive offices)         (Zip Code)

                                 (541) 967-6575
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))














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ITEM 1.02.    TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

On November 25, 2005, Pius (Philip) Ottiger entered into an employment agreement with Synthetech, Inc. to serve as Synthetech's Chief Executive Officer and President. On December 9, 2005, Mr. Ottiger indicated that he will not commence employment with Synthetech. Under the terms of the employment agreement, Mr. Ottiger would have become an officer of Synthetech by March 1, 2006 and would have been appointed as a director of Synthetech at the first meeting of Synthetech's Board of Directors after Mr. Ottiger's commencement of employment.


ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICER; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

The information set forth in Item 1.02 of this report is incorporated into this
Item 5.02 by this reference.












































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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:       December 15, 2005

                                  By: /s/ GARY WEBER
                                      ------------------------------
                                      Gary Weber
                                      Vice President Finance and Administration,
                                      Chief Financial Officer, Secretary and
                                      Treasurer